SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 7, 2000
                Date of Report (Date of earliest event reported)

                             FIDELITY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                   000-29182                  11-3292094
    (State or other              (Commission               (IRS Employer
    jurisdiction of              File Number)             Identification No.)
     incorporation)

                  80-02 Kew Gardens Road, Kew Gardens, NY 11415
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 718/520-6500

                           PART II. OTHER INFORMATION

Item 5. OTHER EVENTS

On February 7, 2000, the Company announced that its Board of Directors had determined to continue the development of the Company's non-automotive operations which had previously been classified in its financial statements as discontinued operations for financial reporting purposes. Consequently, the Company's auditors have informed it that the financial statements included in the Company's annual and quarterly reports for 1999 must be reclassified necessitating the amendment of the Company's filings with the Securities and Exchange Commission. The Company is in the process of preparing the necessary amendments.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIDELITY HOLDINGS, INC.
                                      (Registrant)


                                /s/ Doron Cohen
                                ------------------------------------------------
                                Doron Cohen, President & Chief Executive Officer

Dated: February 10, 2000


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